Supplement dated July 1, 2003*
                      to the Prospectuses dated May 1, 2003

       American Express Retirement Advisor Advantage(R) Variable Annuity/ American Express Retirement Advisor Select(R)Variable Annuity S-6406 F (5/03)

    American Express Retirement Advisor Advantage(R)Variable Annuity - Band 3
                                 S-6407 D (5/03)

This supplements the above referenced prospectuses, dated May 1, 2003, for the individual flexible premium deferred combination fixed/variable annuity contracts (the "contracts") issued by IDS Life Insurance Company (the "Company").

Effective as of July 1, 2003, there are limitations to new purchasers of the contracts offered pursuant to this prospectus. The contracts provide for allocation of purchase payments to the subaccounts of the variable account and to the fixed account. For newly issued contracts on or after July 1, 2003, the amount of any purchase payment allocated to the fixed account cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect.

The contracts also allow owners to transfer contract values between the subaccounts, or from the subaccounts to the fixed account. For newly issued contracts on or after July 1, 2003, the amount of contract value transferred to the fixed account cannot result in the value of the fixed account being greater than 30% of the contract value.

The contracts also state that you are able to transfer contract values from the fixed account to the subaccounts once a year on or within 30 days after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums), and that we will not accept requests for transfers from the fixed account at any other time. For newly issued contracts on or after July 1, 2003, we will impose the following modification to the transfer privilege: transfers out of the fixed account will be limited to 30% of the fixed account value at the beginning of the contract year or the amount transferred out of the fixed account in the previous contract year, excluding any automated transfer amounts.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.

S-6407-4 A (7/03)

* Valid until April 30, 2004.